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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                              --------------------
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         KHANTY MANSIYSK OIL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                       98-0134684
----------------------------------------                 ------------------
(State of Incorporation or Organization)                 (I.R.S. Employer
                                                         Identification no.)

CARNEGIE HALL TOWER, 152 WEST 57TH STREET, 29TH FLOOR, NEW YORK, NY     10019
-------------------------------------------------------------------   ----------
         (Address of Principal Executive Offices)                     (Zip Code)

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
If this form relates to the registration        If this form relates to the registration
of a class of securities pursuant to            of a class of securities pursuant to
Section 12(b) of the Exchange Act               Section 12(g) of the Exchange Act
and is effective upon filing pursuant           and is effective upon filing pursuant
to General Instruction A.(c), please            to General Instruction A.(d), please
check the following box.  [ ]                   check the following box.  [X]


Securities Act registration statement file number to which this form relates: 333- 60770
        ----------------

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class             Name of Each Exchange on Which
         to be so Registered               Each Class is to be Registered
         --------------------           --------------------------------------
                  None                                    None


Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, no par value per share
               ---------------------------------------------------
                                (Title of Class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the registrant's prospectus, which constitutes a part of the registrant's registration statement on Form S-1, as amended (File No. 333-60770), (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.


ITEM 2.  EXHIBITS

                  The following exhibits to this registration statement have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference.

EXHIBIT
NUMBER    DESCRIPTION OF EXHIBIT

1. Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement)

2. Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 3.2 to the Registration Statement)

3. Form of share certificate for common stock (incorporated by reference to Exhibit 4.1 to the Registration Statement)

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: August 29, 2001


                                       Khanty Mansiysk Oil Corporation


                                       By: /s/ Gail Coleman
                                           ------------------------------------
                                           Name:  Gail Coleman
                                           Title: Executive Vice President and
                                                  Chief Financial Officer